EXHIBIT 99.2 Earnings Presentation Q2 2020 August 5, 2020 This presentation contains nLIGHT, Inc. proprietary information. No part of it may be circulated, quoted, or reproduced for distribution without prior written approval from nLIGHT, Inc.

Safe Harbor Statement Certain statements in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA and our expectations regarding customer demand for our products, operating results, and financial position, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) the impact on our sales and operations of public health crises in China, the United States or internationally, including the current COVID-19 pandemic, (2) our ability to generate sufficient revenues to achieve or maintain profitability in the future, (3) fluctuations in our quarterly results of operations and other operating measures, (4) downturns in the markets we serve could materially adversely affect our revenues and profitability, (5) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (6) the competitiveness of the markets for our products, (7) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (8) the effect of current and potential tariffs and global trade policies on the cost of our products, (9) our manufacturing capacity and operations may not be appropriate for future levels of demand, (10) our reliance on a small number of customers for a significant portion of our revenues, and (11) the risk that we may be unable to protect our proprietary technology and intellectual property rights. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation includes certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share (diluted). These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measure to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix. This presentation may also contain estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products, solutions and services of nLIGHT, Inc. 2

Q2 20 Business Highlights • Record revenues and financial results at or above the high-end of our outlook • Strong demand in China across industrial and microfabrication • Commercial market demand remained resilient globally • Solid performance from core aerospace and defense customers and growth at Nutronics • Continued investment focus on R&D and new products • Enhanced already strong balance sheet and exited quarter with over $100 million of net cash 3

Revenue | By end market Quarterly Revenue $ Millions $60 $52 $51 $52 Revenue by Market $50 $48 Q220 vs. Q219 Change $46 $44 $43 $42 $42 $43 41% 43% $40 $37 $37 49% $35 38% 44% Industrial 37% 43% +8% 45% 43% 43% $29 $30 $30 42% 44% $25 $26 40% 38% $22 38% Microfabrication 33% 24% 27% 35% 39% -21% $20 41% 28% 38% 30% 26% 38% 35% 37% 45% 40% 44% 46% 50% 42% $10 51% 46% 39% 29% Aerospace/Defense 26% 30% 20% 21% 22% 19% +68% 18% 13% 19% 19% 17% 20% 18% 14% 14% 16% $0 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 - Percentages may not total to 100 due to rounding 4

Fiber Laser Power | Sales shifting to higher power fiber lasers Fiber Laser Revenue by Power - Quarterly Percent of total fiber laser sales 100% Low Power 12% 11% 17% 14% 90% 22% 19% 20% < 2kW 27% 34% 32% 80% 43% 51% 49% 35% 70% 60% 59% 61% 58% 64% 39% 39% Medium Power 2kW – 5kW 60% 48% 39% 51% 57% 50% 43% 44% 40% 49% 43% 30% 39% 45% 54% 47% 49% High Power 20% 40% 41% 40% 40% >6kW 36% 39% 35% 30% 24% 27% 24% 10% 17% 13% 14% 2% 4% 0% Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 - Percentages may not total to 100 due to rounding 5

Revenue | By geography Quarterly Revenue $ Millions $60 $52 $51 $52 $50 $48 $46 $44 $43 $42 $42 $43 33% 41% 46% $40 $37 $37 32% 38% $35 28% 36% 33% 40% 35% China $30 $29 38% $30 40% $25 $26 43% $22 40% 40% 40% $20 29% 41% 67% 68% 72% 59% 67% 62% 64% 54% 60% 65% ROW 60% 62% $10 57% 60% 60% 71% 59% 60% $0 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 - Percentages may not total to 100 due to rounding 6

Well Positioned for Future Growth Market Growing market driven by improvement in laser technology Strategy Vertically integrated with leading technology focused on rest of world industrial and aerospace and defense markets Financials Track record of growth and strong operating leverage 7

Financial Update

Q2 20 Financial Highlights • Q2 2020 Revenues of $52.1 million – Products revenues of $45.1 million – Development revenues of $7.0 million • Includes revenues from Nutronics of $5.7 million • Q2 2020 Gross Margin of 25.0% – Products gross margin of 27.7% – Development gross margin of 7.8% • Q2 2020 Adjusted EBITDA* of $3.3 million • Q2 2020 Operating Cash Flow of $8.1 million • Q2 2020 ending net cash balance of $106 million * See Appendix for reconciliation to most directly comparable GAAP measure 9

Gross Margin Revenue and Gross Margin - Quarterly $ Millions; % of Revenue Revenue GM% $60 50% 45% $50 40% 35.4% 35.8% $40 34.7% 33.8% 34.2% 32.8% 32.3% 33.0% 35% 30.8% 30.0% 29.6% $30 29.3% 30% 23.3% 25.0% 23.9% 21.8% 25% $20 22.0% 20% 14.6% $10 15% $0 10% Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 10

Operating Expense Operating Expense Trend Excluding Stock-based Compensation Expense* $ Millions $16 15.0 13.4 $14 13.0 12.9 12.5 12.9 12.8 $12 11.4 11.2 10.4 7.8 6.2 $10 6.1 6.7 7.0 7.2 6.9 SG&A $8 6.7 6.3 6.1 $6 R&D $4 7.2 6.8 7.2 5.8 5.9 5.8 6.0 5.0 $2 4.3 4.7 $0 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 * See Appendix for additional stock-based compensation information 11

Profitability Summary $ Millions, except per share data Q2 2020 Q2 2019 2019 2018 Net Income (6.8) (0.2) (12.9) 13.9 Non-GAAP Net Income* (0.1) 2.2 1.1 18.7 EPS (diluted) (0.18) (0.00) (0.35) 0.32 Non-GAAP EPS (diluted)* (0.00) 0.05 0.03 0.49 Adjusted EBITDA (non-GAAP)* 3.3 5.5 9.9 30.2 Cash Flow from Operations 8.1 3.8 (4.2) 3.3 Capital Expenditure (1.9) (4.2) (12.4) (10.6) * See Appendix for reconciliation to most directly comparable GAAP measure 12

Strong Balance Sheet and Working Capital Management Cash and Debt Position ($M) Accounts Receivable ($M) and Inventory ($M) and Days Sales Outstanding (DSO) Days of Inventory (DOI) $200 $50 70 $70 140 128 126 128 61 61 121 $175 $168 $45 59 116 57 60 $60 115 120 56 109 $149 $40 $51 $150 $142 $143 $139 98 $49 $35 47 50 $50 93 $46 100 $130 44 $46 $121 $30 $31 $42 $125 $117 $116 $29 $41 $30 38 $27 $27 $27 40 $40 80 35 $35 $36 $35 $100 $25 $24 $22 $21 30 $30 60 $75 $20 $15 20 $50 $20 40 $10 10 $25 $17 $16 $15 $15 $10 20 $5 $0 $0 $0 $0 $0 $0 $0 0 $0 0 Q218 Q418 Q219 Q419 Q220 Q218 Q418 Q219 Q419 Q220 Q218 Q418 Q219 Q419 Q220 Cash Debt Accounts Receivable DSO Inventory DOI 13

Outlook • Q3 2020 Revenues of $54 million to $60 million; midpoint of $57 million – Laser Products: approximately $46.5 million at midpoint – Advanced Development: approximately $10.5 million at midpoint • Q3 2020 Gross Margin of 22.0% to 26.0% – Includes approximately $600,000 of stock-based compensation – Laser Products: 26.0% to 30.0% – Advanced Development: approximately 7.0% • Q3 2020 Operating Expense of approximately $20.5 million – Includes approximately $6 million of stock-based compensation • Q3 2020 Adjusted EBITDA* of $1 million to $5 million • For 2020, Nutronics is expected to contribute between $28 million to $30 million of revenues * We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort. 14

Appendix

Key Revenue Metrics (unaudited, USD in thousands) FY 2016 Q117 Q217 Q317 Q417 FY 2017 Q118 Q218 Q318 Q418 FY 2018 Q119 Q219 Q319 Q419 FY 2019 Q120 Q220 Revenues by end market Industrial 34,674 11,268 13,828 15,208 16,318 56,622 19,146 25,251 20,890 17,476 82,762 18,124 20,920 18,977 18,647 76,669 15,990 22,630 Microfabrication 47,611 13,214 16,100 16,404 15,168 60,886 15,619 19,497 19,922 19,071 74,109 14,533 18,094 13,280 11,246 57,152 10,419 14,300 Aerospace and defense 19,040 5,406 4,735 4,935 5,997 21,072 7,703 6,957 10,213 9,615 34,488 9,204 9,034 11,556 13,003 42,798 16,806 15,208 Total revenues 101,325 29,887 34,664 36,546 37,483 138,580 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 Industrial as % of total 34% 38% 40% 42% 44% 41% 45% 49% 41% 38% 43% 43% 44% 43% 43% 43% 37% 43% Microfabrication as % of total 47% 44% 46% 45% 40% 44% 37% 38% 39% 41% 39% 35% 38% 30% 26% 32% 24% 27% Aerospace and defense as % of total 19% 18% 14% 14% 16% 15% 18% 13% 20% 21% 18% 22% 19% 26% 30% 24% 39% 29% Revenues by geography North America 36,200 9,833 10,036 11,706 14,727 46,302 16,109 16,101 20,101 18,052 70,362 15,697 17,899 16,249 17,217 67,062 21,046 20,494 China 38,309 12,007 14,905 14,558 14,065 55,535 15,212 23,923 16,683 14,720 70,538 13,725 18,444 17,519 14,883 64,573 12,042 21,495 Rest of World 26,816 8,047 9,723 10,282 8,691 36,743 11,146 11,682 14,241 13,390 50,459 12,438 11,705 10,045 10,795 44,985 10,127 10,149 Total revenues 101,325 29,887 34,664 36,546 37,483 138,580 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 North America as % of total 36% 33% 29% 32% 39% 33% 38% 31% 39% 39% 37% 37% 37% 37% 40% 38% 49% 39% China as % of total 38% 40% 43% 40% 38% 40% 36% 46% 33% 32% 37% 33% 38% 40% 35% 37% 28% 41% Rest of World as % of total 26% 27% 28% 28% 23% 27% 26% 23% 28% 29% 26% 30% 24% 23% 25% 25% 23% 19% Fiber laser revenue by power level High-power (>= 6kW) 0% 2% 4% 13% 14% 9% 17% 24% 30% 27% 24% 24% 35% 40% 47% 37% 49% 54% Medium-power (2kW - 5kW) 39% 40% 45% 39% 43% 42% 49% 44% 43% 51% 47% 57% 48% 39% 39% 45% 39% 35% Low-power (< 2kW) 61% 58% 51% 49% 43% 49% 34% 32% 27% 22% 29% 19% 17% 20% 14% 17% 12% 11% - Percentages may not total to 100 due to rounding 17

GAAP to Non-GAAP Reconciliation (unaudited, in thousands, except per share data) FY 2016 Q117 Q217 Q317 Q417 FY 2017 Q118 Q218 Q318 Q418 FY 2018 Q119 Q219 Q319 Q419 FY 2019 Q120 Q220 Stock-based compensation included in following: Cost of revenues 9 6 15 16 46 22 62 183 189 456 209 267 340 385 1,201 345 339 Research and development 14 14 18 20 66 25 200 513 555 1,293 558 711 424 1,606 3,299 1,782 2,275 Sales, general, and administrative 50 55 76 76 257 115 544 1,207 1,190 3,056 1,142 1,403 315 2,370 5,230 1,636 3,423 Total stock-based compensation 308 73 75 109 112 369 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 Net income (loss) (14,202) (1,213) (287) 2,244 1,093 1,837 2,916 4,653 4,009 2,360 13,938 (1,235) (155) (778) (10,716) (12,884) (7,475) (6,830) Income tax expense 1,882 1,156 1,084 1,236 1,382 4,858 1,149 848 839 764 3,600 1,753 793 837 2,736 6,119 905 418 Other (income) expense 753 167 630 1,043 (6) 1,834 (76) 42 537 (250) 253 (820) 907 (90) (532) (535) 116 298 Interest expense, net 2,229 502 469 76 222 1,269 219 6 (298) (655) (728) (750) (740) (665) (454) (2,609) (283) 65 Depreciation and amortization 8,099 1,950 1,959 1,890 2,123 7,922 1,946 2,172 2,194 1,976 8,288 2,212 2,269 2,313 2,770 9,564 3,161 3,268 Stock-based compensation 308 73 75 109 112 369 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 Acquisition and integration-related costs 0 0 0 0 0 0 0 0 0 0 0 0 0 0 470 470 50 0 Adjusted EBITDA (931) 2,635 3,930 6,598 4,926 18,089 6,316 8,527 9,184 6,129 30,156 3,069 5,455 2,696 (1,365) 9,855 237 3,256 Net income (loss) (1,213) (287) 2,244 1,093 1,837 2,916 4,653 4,009 2,360 13,938 (1,235) (155) (778) (10,716) (12,884) (7,475) (6,830) Add back Stock-based compensation (1) 73 75 109 112 369 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 Valuation allowance on foreign deferred tax assets 0 0 0 0 0 0 0 0 0 0 0 0 0 3,423 3,423 0 0 Acquisition and integration-related costs 0 0 0 0 0 0 0 0 0 0 0 0 0 470 470 50 0 Amortization of purchased intangibles 0 0 0 0 0 0 0 0 0 0 0 0 0 328 328 656 656 Non-GAAP net income (1,140) (212) 2,353 1,205 2,206 3,078 5,459 5,912 4,294 18,743 674 2,226 301 (2,134) 1,067 (3,006) (137) GAAP weighted average shares outstanding 2,600 2,626 2,751 2,954 2,735 3,031 24,491 35,007 36,441 24,862 36,694 37,065 37,262 37,463 37,119 37,846 38,177 Assumed conversion of convertible preferred stock to common stock 19,837 23,044 24,642 24,642 23,095 24,642 7,940 0 0 8,056 0 0 0 0 0 0 0 Participating securities 0 0 0 0 0 0 0 0 0 0 0 0 444 0 319 0 0 Non-GAAP weighted average number of shares, basic 22,437 25,670 27,393 27,596 25,830 27,673 32,431 35,007 36,441 32,918 36,694 37,065 37,706 37,463 37,438 37,846 38,177 Dilutive effect of common stock equivalents 0 0 3,115 4,285 3,294 4,492 5,265 5,325 4,798 5,097 4,585 4,391 4,016 0 4,360 0 0 Non-GAAP weighted average number of shares, diluted 22,437 25,670 30,508 31,881 29,124 32,165 37,696 40,332 41,239 38,015 41,279 41,456 41,722 37,463 41,798 37,846 38,177 Non-GAAP net income per share, basic (0.05) (0.01) 0.09 0.04 0.09 0.11 0.17 0.17 0.12 0.57 0.02 0.06 0.01 (0.06) 0.03 (0.08) 0.00 Non-GAAP net income per share, diluted (0.05) (0.01) 0.08 0.04 0.08 0.10 0.14 0.15 0.10 0.49 0.02 0.05 0.01 (0.06) 0.03 (0.08) 0.00 (1) There is no income tax effect related to the stock-based compensation adjustment due to the full valuation allowance in the U.S. 18

Reporting Segments Results for Quarter Ended June 30, 2020 $ Thousands Laser Products Advanced Development Revenue $45,104 $7,034 Gross Profit* $12,507 $549 Gross Margin 27.7% 7.8% Laser Products Advanced Development • Sales of our semiconductor lasers, fiber lasers, • Revenue earned from research and and optical fibers development contracts, predominantly with the • Includes all revenue from industrial and U.S. government microfabrication end markets • Includes revenue from Nutronics and our legacy • Includes majority of traditional aerospace and advanced technology work defense end market sales, including directed • Gross margin expected to be in the 7% to 8% energy product / component sales range over the near-term as revenue • Gross margin reflects traditional commercial predominantly cost-plus-fixed-fee contracts pricing arrangements and will vary with volumes and mix * Laser Products gross profit includes $339,000 of Corporate and Other costs 19

COVID-19 Crisis Management Priorities 1 Protect health of our employees and support our community 2 Maintain operations and service to support our customers Implement new remote engagement processes for sales, supply chain, internal 3 management 20